UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 9, 2016 (August 8, 2016)

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	002-26821	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below with respect to the Amendment (as defined below) is hereby incorporated by reference into this Item 3.03, insofar as it relates to the modification of the rights of stockholders of Brown-Forman Corporation (the “Company”).

Item 5.03. Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On July 28, 2016, at the 2016 Annual Meeting of Stockholders of the Company, the Company’s Class A stockholders approved a proposed amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 85 million to 170 million (the “Amendment”).

On August 8, 2016, the Company filed the Amendment with the Secretary of State of the State of Delaware. The Amendment (i) increased the total number of shares of all classes of stock that the Company is authorized to issue from 485,000,000 to 570,000,000, and (ii) increased the number of shares of Class A common stock that the Company is authorized to issue from 85,000,000 to 170,000,000. The Amendment did not change the number of shares of Class B common stock that the Company is authorized to issue. The number of shares of Class B common stock that the Company is authorized to issue will remain 400,000,000.

The Amendment will enable the Company to issue and distribute shares to stockholders in connection with the previously announced two-for-one stock split for both its Class A and Class B common stock (the “Stock Split”).

The record date for the Stock Split is August 8, 2016, and the additional shares will be distributed on or about August 18, 2016. Each stockholder of record on the close of business on the record date will receive one additional share of common stock for each share held. Each stockholder of record will receive and become the record owner of (i) one additional share of Class A common stock for each share of Class A common stock then owned of record by such stockholder, and (ii) one additional share of Class B common stock for each share of Class B common stock then owned of record by such owner. Stockholders who would otherwise be entitled to receive fractional shares of common stock will instead be paid cash (without interest) in lieu of fractional shares.

The Amendment is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of Brown-Forman Corporation dated August 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: August 9, 2016	/s/ Michael E. Carr, Jr.
Michael E. Carr, Jr.
Vice President, Managing Attorney and Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of Brown-Forman Corporation dated August 8, 2016.